U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2009

                      Dale Jarrett Racing Adventure, Inc.
           (Exact name of registrant as specified in its charter)

         Florida                  333-39942                59-356984
 (State or jurisdiction of       (Commission         (I.R.S. Employer
incorporation or organization)   File Number)       Identification No.)

                           1313 10th Avenue Lane SE
                             Hickory, NC                   28602
               (Address of principal executive offices) (Zip Code)

                   Registrant's telephone number: 828-267-5996

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

? Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

? Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

? Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c



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                EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed solely to include a correct copy of the letter executed by the Registrant's prior certifying accountant. The corrected version of the letter, attached hereto as 16, supersedes in its entirety Exhibit 16 filed with the Initial Filing.

All other Items to the Initial Filing remain unchanged and are not restated herein.



Item 9.01 Financial Statements and Exhibits

Exhibit 16    Letter from SWS



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                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dale Jarrett Racing Adventure, Inc.

DATED: December 30, 2009

/s/Timothy B. Shannon
--------------------------------
President, Chief Executive Officer